AQR Diversifying Strategies Fund
Fund Summary — May 1, 2025
Ticker: Class N/QDSNX — Class I/QDSIX — Class R6/QDSRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the statement of additional information, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling (866) 290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2025, as amended and supplemented from time to time, and the Fund’s most recent Annual Financial Statements and Other Information on Form N-CSR, dated December 31, 2024, are all incorporated by reference to this summary prospectus.
Investment Objective
The AQR Diversifying Strategies Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.00%	0.00%	0.00%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.19%	0.20%	0.10%
Acquired Fund Fees and Expenses1,2,[3]	2.86%	2.86%	2.86%
Total Annual Fund Operating Expenses	3.30%	3.06%	2.96%
Less: Expense Reimbursements[4]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursements[5]	3.30%	3.06%	2.96%
1 Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying mutual funds, money market mutual funds, exchange-traded funds or other pooled investment vehicles.
2 Acquired Fund Fees and Expenses have been restated to reflect estimated expenses for the current fiscal year due to changes in allocations to underlying funds and in implementation with respect to certain of the underlying funds' short positions that occurred during the fiscal year ended December 31, 2024, at which point these underlying funds began obtaining short exposure to a greater extent through investments in short equity positions rather than through equity derivative instruments.
3 For each of Class N, Class I, and Class R6 Shares, Acquired Fund Fees and Expenses include 1.79% related to fees and expenses associated with certain underlying funds' dividends on short sales and interest expense.
4 The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2026. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
5 Total Annual Fund Operating Expenses after Expense Reimbursements are 1.51% for Class N Shares, 1.27% for Class I Shares and 1.17% for Class R6 Shares if Acquired Fund Fees and Expenses did not reflect fees and expenses associated with certain underlying funds' dividends on short sales and interest expense.

AQR Funds–Summary Prospectus2
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2026, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$333	$1,015	$1,722	$3,595
Class I Shares	$309	$945	$1,606	$3,374
Class R6 Shares	$299	$915	$1,557	$3,280
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing in a portfolio of mutual funds that are each managed by the Adviser (the “Affiliated Funds”). Through its investments in the Affiliated Funds, the Fund will have exposure across global markets, including developed and emerging markets, and across several asset classes, including equities, fixed-income, commodities and currencies. The Affiliated Funds take long and short positions in a wide range of securities, derivatives and other instruments.
The Fund seeks to provide investors with:
1) reduced correlation to stock and bond market movements, and
2) multiple alternative return sources that are independent from traditional stock and bond markets.
Under normal circumstances, the Fund primarily invests its assets in the Affiliated Funds. The Fund does not implement its principal investment strategy by investing directly in stocks, bonds, derivative instruments or other types of securities and instruments, but instead gains exposure to these types of investments through its investments in the Affiliated Funds. The securities and other instruments in which the Affiliated Funds invest include equity securities, debt securities of any quality or maturity (including high-yield debt (e.g., below investment grade or “junk” debt) and inflation-protected securities, such as Treasury Inflation-Protected Securities), convertible securities, options, swaps (including credit default swaps), futures contracts and forward contracts.
Investments in the Affiliated Funds. Allocation to the Affiliated Funds is designed to provide exposure to two different categories of alternative strategies:
•Active Multi-Asset Strategies – these types of strategies seek to provide tactical and risk-managed allocations among major asset classes (e.g., equities, bonds, currencies) across global markets. These strategies are expected to have some correlation to traditional asset classes over the long term.
•Absolute Return Strategies – these types of strategies seek to capture returns from both well-established investment styles (e.g., value and momentum) and certain strategies may also provide exposure to less accessible types of returns (e.g., merger and convertible arbitrage). These strategies tend to be uncorrelated to traditional asset classes over the long term. Absolute Return Strategies include exposure to:
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Long/short strategies - taking long (or short) positions in investments deemed attractive (or unattractive) on a relative basis.
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Directional strategies – taking long (or short) positions in investments deemed attractive (or unattractive) on an absolute basis.
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Arbitrage strategies – these strategies include exposure to merger arbitrage, convertible arbitrage and other event-driven strategies.
The Adviser may allocate the Fund’s assets to individual Affiliated Funds at its discretion where the Adviser deems it appropriate and in accordance with the Fund’s investment objective.
Asset Allocation Investment Process. The Adviser determines how the Fund allocates and reallocates its assets among the Affiliated Funds in accordance with its proprietary allocation methodology that is designed to provide the Fund with exposure to a diversified set of alternative strategies over time. The Adviser will periodically review the investment strategies of the underlying Affiliated Funds and has discretion to modify these allocations, including adding or removing underlying Affiliated Funds, or rebalancing existing allocations, in accordance with a frequency it deems appropriate based upon current market conditions.

AQR Funds–Summary Prospectus3
Additional Information
While the Fund does not target any particular level of volatility, the Adviser, on average, expects that, through its investments in the Affiliated Funds, the Fund will realize an annualized volatility level of between 4% and 10% over time; however, the actual realized volatility level of the Fund may differ from this expected range over certain periods of time. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk.
A portion of the Fund's assets may be held in cash or cash equivalent investments, with one year or less to maturity, including, but not limited to, money market instruments and U.S. Government securities.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor
Affiliated Fund of Funds Structure Risk: Due to the Fund’s strategy of investing in Affiliated Funds, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such Affiliated Funds. An investor holding the Affiliated Funds directly and in the same proportions as the Fund would incur lower overall expenses but would not receive the benefits of the active allocation of investments among the underlying Affiliated Funds associated with an investment in the Fund.
Investing in underlying Affiliated Funds raises certain conflicts of interest for the Adviser, including the potential to allocate Fund assets to Affiliated Funds with comparatively higher management fees and Affiliated Funds that may not perform as well as other Affiliated Funds over certain periods of time.
The Adviser does not consider unaffiliated mutual funds (other than money market mutual funds) as investment options for the Fund. The Adviser receives management fees from the underlying Affiliated Funds. If the Adviser were to invest in unaffiliated mutual funds, however, the Adviser would not receive direct or indirect management fees on the Fund assets invested in those unaffiliated mutual funds. There is a risk that the underlying Affiliated Funds in which the Fund invests will have higher expense ratios and/or underperform unaffiliated mutual funds with comparable investment strategies.
Allocation Risk: Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the Affiliated Funds and the allocation of the Fund’s assets to the Affiliated Funds could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The Fund could miss attractive investment opportunities by underweighting strategies that subsequently experience significant returns and could lose value by overweighting strategies that subsequently experience significant declines.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, such as the Affiliated Funds and money market mutual funds, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities an Affiliated Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Principal Risks of the Underlying Affiliated Funds
Because the Fund’s investments consist primarily of Affiliated Funds, the Fund’s risks are directly related to the risks of the Affiliated Funds. For this reason, it is important to understand the risks associated with investing in the Affiliated Funds. The following are principal risks associated with the Affiliated Funds’ investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Arbitrage Risk: Arbitrage strategies involve the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to an Affiliated Fund as it unwinds failed trades.

AQR Funds–Summary Prospectus4
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for an Affiliated Fund.
China Risk: Despite economic and market reforms implemented over the last few decades, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Investing in China also involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as an Affiliated Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities. There can be no assurance that economic reforms implemented over the past few decades will continue or that they will be respected.
Commodities Risk: Exposure to the commodities markets may subject an Affiliated Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Counterparty Risk: The Affiliated Funds will enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by an Affiliated Fund, the Affiliated Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Affiliated Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Affiliated Fund.
Credit Default Swap Agreements Risk: Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an Affiliated Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an Affiliated Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which an Affiliated Fund may not directly own, can result in a loss to the Affiliated Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes an Affiliated Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, forward contracts, options and swaps. A risk of an Affiliated Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

AQR Funds–Summary Prospectus5
Distressed Investments Risk: An Affiliated Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. An Affiliated Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. An Affiliated Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, an Affiliated Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including corporate loans, which may impair the ability of an Affiliated Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments.
Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's ability to evaluate these securities and/or impact Fund performance.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that an Affiliated Fund will lose money. These risks include:
•An Affiliated Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of an Affiliated Fund’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of an Affiliated Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of an Affiliated Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent an Affiliated Fund from achieving the intended hedge or expose the Affiliated Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by an Affiliated Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause an Affiliated Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in an Affiliated Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. An Affiliated Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if an Affiliated Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Affiliated Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. An Affiliated Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the

AQR Funds–Summary Prospectus6
Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Affiliated Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Affiliated Fund’s investment at $1.00 per share. Investments in real estate investment trusts (“REITs”) or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: The Affiliated Funds will enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If an Affiliated Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Affiliated Fund has the risk that losses may exceed the net assets of the Affiliated Fund. The net asset value of an Affiliated Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect an Affiliated Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which an Affiliated Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, an investment in an Affiliated Fund may lose value, regardless of the individual results of the securities and other instruments in which the Affiliated Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Affiliated Funds, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging an Affiliated Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose an Affiliated Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Affiliated Funds are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Each Affiliated Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Affiliated Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data).  There can be no assurance that using alternative data will result in positive performance.  Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable.  In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
An Affiliated Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable an Affiliated Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of an Affiliated Fund while using a momentum strategy may suffer.
Real Estate-Related Investment Risk: Investments in real estate-related investments are subject to unique risks. Adverse developments affecting the real estate industry and real property values can cause the stocks of these companies to decline. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. Historically, the returns from the stocks of real estate-related investments, which typically are small- or mid-capitalization stocks, have performed differently from the overall stock market.

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Repurchase Agreements Risk: When entering into a repurchase agreement, an Affiliated Fund essentially makes a short-term loan to a qualified bank or broker-dealer. An Affiliated Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and an Affiliated Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by an Affiliated Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. An Affiliated Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Affiliated Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to an Affiliated Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Affiliated Fund may decline below the price of the securities the Affiliated Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Affiliated Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: An Affiliated Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Affiliated Fund borrows the security, the Affiliated Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, an Affiliated Fund may not always be able to borrow the security at a particular time or at an acceptable price. An Affiliated Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause an Affiliated Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Affiliated Fund gains and increase potential Affiliated Fund losses.
Sovereign Debt Risk: An Affiliated Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
SPACs Risk: An Affiliated Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, can in certain circumstances be considered illiquid and/or be subject to restrictions on resale.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of an Affiliated Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. An Affiliated Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit an Affiliated Fund’s ability to execute such strategy. An Affiliated Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, an Affiliated Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by an Affiliated Fund. An Affiliated Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.

AQR Funds–Summary Prospectus8
Treasury Inflation-Protected Securities and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If an Affiliated Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Affiliated Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities an Affiliated Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of an Affiliated Fund while using a value strategy may suffer.
Volatility Risk: The Affiliated Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an Affiliated Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss. There can be no assurance that the Fund’s annualized level of volatility through its investments in the Affiliated Funds will be within the expected range; the actual realized volatility level of the Fund may differ from the expected range over certain periods of time.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
11.23%	3/31/24	-1.51%	9/30/24

AQR Funds–Summary Prospectus9
Average Annual Total Returns as of December 31, 2024
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares for the periods ended December 31, 2024 to the Fund's broad-based benchmark, Bloomberg U.S. Aggregate Bond Total Return Index, and the Fund's secondary benchmark, the ICE BofA US 3-Month Treasury Bill Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception	Share Class Inception Date
AQR Diversifying Strategies Fund—Class I
Return Before Taxes	13.26%	11.65%	06/08/2020
Return After Taxes on Distributions	11.98%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	8.01%	7.99%
AQR Diversifying Strategies Fund—Class N
Return Before Taxes	12.97%	11.38%	06/08/2020
AQR Diversifying Strategies Fund—Class R6
Return Before Taxes	13.31%	11.76%	06/08/2020
Bloomberg U.S. Aggregate Bond Total Return Index* (reflects no deductions for fees, expenses or taxes)	1.25%	-1.45%
ICE BofA US 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.25%	2.57%
* Effective July 24, 2024, the Fund's broad-based benchmark changed from the ICE BofA US 3-Month Treasury Bill Index (the "Previous Broad-Based Benchmark") to the Bloomberg U.S. Aggregate Bond Total Return Index, a broad-based index that represents the overall debt markets, as required by applicable regulation.  The Previous Broad-Based Benchmark provides a means to compare the Fund's results to a benchmark that the Adviser believes is more representative of the Fund's investment objective.  There is no change in the Fund's investment strategies as a result of the benchmark change.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
John M. Liew, Ph.D., M.B.A.	January 31, 2023	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	August 31, 2022	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Bryan Kelly, Ph.D.	May 1, 2023	Principal of the Adviser
Erik Stamelos	June 3, 2024	Managing Director of the Adviser
Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512). The Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$2,500[1]	$5,000,000[1]	$50,000,000[1]
Minimum Subsequent Investment	None	None	None
1 Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

AQR Funds–Summary Prospectus10
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.